CONSENT AND THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS CONSENT AND THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), with an effective date of March 27, 2014, is by and among the Lenders party hereto, WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as the agent for the Lenders (in such capacity, "Agent"), MDC PARTNERS INC., a Canadian corporation ("Parent"), Maxxcom Inc., a Delaware corporation ("Borrower"), and each of the Subsidiaries of Parent identified on the signature pages hereof (together with Parent and Borrower, the "Loan Parties").

WHEREAS, Parent, Borrower, the other Loan Parties, Agent, and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 20, 2013 (as amended, modified or supplemented from time to time, the "Credit Agreement");

WHEREAS, Borrower has advised Agent and Lenders that Parent intends to enter into a Fifth Supplemental Indenture to the Senior Unsecured Trust Indenture in the form attached hereto as Exhibit A (the "Indenture Amendment") in order to increase the amount of Indebtedness thereunder,

WHEREAS, in connection with the Indenture Amendment, Borrower, Agent and the Lenders have agreed to amend and modify the Credit Agreement as provided herein, subject to the terms and provisions hereof.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.           Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.           Consent. Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance upon the representations and warranties of the Loan Parties set forth in Section 6 below, Agent and Lenders hereby consent to Parent entering into the Indenture Amendment.

3.           Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance upon the representations and warranties of the Loan Parties set forth in Section 6 below, the Credit Agreement is hereby amended as follows:

(a)           Section 6.7(b) of the Credit Agreement is hereby amended to delete the reference therein to "$700,000,000" and replace it with "$800,000,000".

(b)           The definition of Permitted Indebtedness set forth in Schedule 1.1 to the Credit Agreement is hereby amended to delete the reference to "$700,000,000" in clause (p) thereof and replace it with "$800,000,000".

(c)           The definition of Permitted Refinancing Senior Unsecured Trust Indenture set forth in Schedule 1.1 to the Credit Agreement is hereby amended to delete the reference therein to "$700,000,000" and replace it with "$800,000,000".

(d)           The definition of "Senior Unsecured Debt" set forth in Schedule 1.1 to the Credit Agreement is hereby amended to delete the reference therein to "$700,000,000" and replace it with "$800,000,000".

4.           Ratification; Other Acknowledgments. This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Credit Agreement and all of the other Loan Documents as appropriate to express the agreements contained herein. The Credit Agreement (other than as amended by this Amendment) and the other Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

5.           Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and upon the satisfaction of the following conditions precedent:

(a)           Agent shall have received a fully executed copy of this Amendment;

(b)           Agent shall have received a fully executed copy of the Indenture Amendment, in form and substance acceptable to Agent; and

(c)           No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

6.           Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:

(a)           All representations and warranties contained in the Credit Agreement (as amended by this Amendment) and the other Loan Documents are true and correct on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);

(b)           No Default or Event of Default has occurred and is continuing;

(c)           The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of such Loan Party; and

(d)           This Amendment has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

7.           Miscellaneous.

(a)           Expenses. Borrower agrees to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b)           Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

(c)           Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt by telecopy or electronic mail of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

(d)           References. Any references in the Credit Agreement to "this Agreement", and any references to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

(e)           Loan Document. This Amendment shall constitute a "Loan Document" as defined in the Credit Agreement.

(f)           No Waiver of Rights. Except as expressly set forth herein, the terms and provisions set forth in this Amendment shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement, and shall not be deemed to waive or modify any rights of Agent or the Lenders.

8.           Release.

(a)           In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b)           Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)           Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

MDC PARTNERS INC., a federal company
organized under the laws of Canada

By:	/s/ Mitchell Gendel
Name:	MITCHELL GENDEL
Title:	Authorized Signatory

By:	/s/ Michael Sabatino
Name:	MICHAEL SABATINO
Title:	Authorized Signatory

MAXXCOM INC.,
a Delaware corporation

By:	/s/ Mitchell Gendel
Name:	MITCHELL GENDEL
Title:	Authorized Signatory

By:	/s/ Michael Sabatino
Name:	MICHAEL SABATINO
Title:	Authorized Signatory

Signature Pages to Consent and Third Amendment to Amended and Restated Credit Agreement

6 DEGREES INTEGRATED COMMUNICATIONS CORP

72ANDSUNNY PARTNERS, LLC

ACCENT MARKETING SERVICES, L.L.C.

ACCUMARK PARTNERS INC. (formerly known as 6 Degrees Integrated Communications Inc.)

ALLISON & PARTNERS LLC

ANOMALY PARTNERS LLC

ANOMALY INC.

ATTENTION PARTNERS LLC

BOOM MARKETING INC.

BRUCE MAU DESIGN INC.

BRUCE MAU DESIGN (USA) LLC

BRUCE MAU HOLDINGS LTD.

BRYAN MILLS IRADESSO CORP.

CAPITAL C PARTNERS GP INC.

CAPITAL C PARTNERS LP
By: Capital C Partners GP Inc.

Its general partner

COLLE & MCVOY LLC

COMPUTER COMPOSITION OF CANADA LP

By: MDC Canada GP Inc.

Its general partner

CONCENTRIC PARTNERS LLC

CRISPIN PORTER & BOGUSKY EUROPE AB

CRISPIN PORTER & BOGUSKY LLC

DONER PARTNERS LLC

DOTGLU LLC

Signature Pages to Consent and Third Amendment to Amended and Restated Credit Agreement

HELLO DESIGN, LLC

HL GROUP PARTNERS LLC

INTEGRATED MEDIA SOLUTIONS PARTNERS LLC

KBP HOLDINGS LLC

KBS+P ATLANTA LLC (formerly known as Fletcher Martin LLC)

KBS+P CANADA LP KBS+P CANADA SEC

By: MDC Canada GP Inc.

Its general partner

KENNA COMMUNICATIONS GP INC.

KENNA COMMUNICATIONS LP

By: Kenna Communications GP Inc.

Its general partner

KIRSHENBAUM BOND SENECAL & PARTNERS LLC (formerly known as Kirshenbaum Bond & Partners LLC)

KIRSHENBAUM BOND & PARTNERS WEST LLC

KWITTKEN PR LLC

LAIRD + PARTNERS NEW YORK LLC

LBN PARTNERS LLC

LUNTZ GLOBAL PARTNERS LLC

MAXXCOM GLOBAL MEDIA LLC

MAXXCOM INC.

MAXXCOM (USA) FINANCE COMPANY

MAXXCOM (USA) HOLDINGS INC.

MDC ACQUISITION INC.

MDC CANADA GP INC.

MDC CORPORATE (US) INC.

Signature Pages to Consent and Third Amendment to Amended and Restated Credit Agreement

MDC INNOVATION PARTNERS LLC (d/b/a Spies & Assassins)

MDC TRAVEL, INC.

MONO ADVERTISING, LLC

NEW TEAM LLC

NORTHSTAR MANAGEMENT HOLDCO INC.

NORTHSTAR RESEARCH GP LLC

NORTHSTAR RESEARCH HOLDINGS CANADA INC.

NORTHSTAR RESEARCH HOLDINGS USA LP

NORTHSTAR RESEARCH PARTNERS INC.

NORTHSTAR RESEARCH PARTNERS (USA) LLC

OUTERACTIVE, LLC

PULSE MARKETING, LLC

REDSCOUT LLC

RELEVENT PARTNERS LLC

RJ PALMER PARTNERS LLC

SKINNY NYC LLC

SLOANE & COMPANY LLC

SOURCE MARKETING LLC

STUDIO PICA INC.

TARGETCAST LLC

TARGETCOM LLC

TC ACQUISITION INC.

THE ARSENAL LLC (formerly known as Team Holdings LLC)

Signature Pages to Consent and Third Amendment to Amended and Restated Credit Agreement

TRACK 21 LLC

TRADE X PARTNERS LLC

UNION ADVERTISING CANADA LP

By: MDC Canada GP Inc.

Its general partner

VARICK MEDIA MANAGEMENT LLC

VERITAS COMMUNICATIONS INC.

VITRO PARTNERS LLC

VITROROBERTSON LLC

X CONNECTIONS INC.

YAMAMOTO MOSS MACKENZIE, INC.

ZYMAN GROUP, LLC

By:	/s/ Mitchell Gendel
Name:	MITCHELL GENDEL
Title:	Authorized Signatory

By:	/s/ Michael Sabatino
Name:	MICHAEL SABATINO
Title:	Authorized Signatory

Signature Pages to Consent and Third Amendment to Amended and Restated Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, as Agent and as a Lender By: /s/ Jason Shanahan Name: Jason Shanahan Title: Vice President

JPMorgan Chase Bank, N.A., as a Lender By: /s/ Devin Roccisano Name: Devin Roccisano Title: Vice President

Bank of Montreal, as a Lender By: /s/ Naghmeh Hashemifard Name: Naghmeh Hashemifard Title: Managing Director

Goldman Sachs Lending Partners LLC, as a Lender By: /s/ Ashwin Ramakrishna Name: Ashwin Ramakrishna Title: Authorized Signatory

NYCB SPECIALTY FINANCE COMPANY, LLC, as a Lender By: /s/ Willard D. Dickerson, Jr. Name: Willard D. Dickerson, Jr. Title: Senior Vice President

Signature Pages to Consent and Third Amendment to Amended and Restated Credit Agreement

Exhibit A

See attached.

Exhibit A

MDC PARTNERS INC.,

THE NOTE GUARANTORS PARTY HERETO

AND

THE BANK OF NEW YORK MELLON,

AS TRUSTEE

6.75% SENIOR NOTES DUE 2020

FIFTH SUPPLEMENTAL INDENTURE

Dated as of March [•], 2014

This FIFTH SUPPLEMENTAL INDENTURE, dated as of March [•], 2014 (this “Fifth Supplemental Indenture”), among MDC Partners Inc., a corporation continued under the laws of Canada (the “Company”), the Note Guarantors party hereto and The Bank of New York Mellon, a New York banking corporation, as Trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Company, the Note Guarantors party hereto and the Trustee have previously entered into an indenture, dated as of March 20, 2013 (the “Base Indenture”) (as supplemented by the First Supplemental Indenture dated as of June 21, 2013, the Second Supplemental Indenture dated as of November 6, 2013, the Third Supplemental Indenture dated as of November 15, 2013, the Fourth Supplemental Indenture dated as of March 17, 2014, together and as may be further amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of $660,000,000 aggregate principal amount of its 6.75% Senior Notes due 2020 of the Company (the “Notes”), all of which are outstanding on the date hereof;

WHEREAS, pursuant to Section 9.1(9) of the Base Indenture, the Company, the Note Guarantors and the Trustee may amend or supplement the Indenture without notice to or consent of any Holder to provide, among other things, for the issuance of Additional Notes as permitted by Section 2.2(c) and Section 2.14 of the Base Indenture, which will be treated, together with any other Outstanding Notes, as a single issue of securities;

WHEREAS, the Board of Directors of the Company has authorized by resolutions, including the Additional Note Board Resolutions pursuant to Section 2.14(b) of the Base Indenture, the issuance of $75,000,000 aggregate principal amount of Additional Notes (the “March 2014 Additional Notes”);

WHEREAS, pursuant to Section 2.14(b) of the Base Indenture, the Company has delivered to the Trustee the Officers’ Certificate pursuant to and in accordance with the Additional Note Board Resolutions relating to the March 2014 Additional Notes;

WHEREAS, the Company has requested that the Trustee join in the execution of this Fifth Supplemental Indenture, and

WHEREAS, all conditions and requirements necessary to make this Fifth Supplemental Indenture a valid, binding, and legal instrument in accordance with the terms of the Indenture have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein and in the Indenture and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Note Guarantors and the Trustee hereby agree for the equal and ratable benefit of all Holders of the March 2014 Additional Notes as follows:

Article I

DEFINITIONS

Section 1.1.        Defined Terms. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture, as supplemented and amended hereby.

Article II

ADDITIONAL NOTES

Section 2.1.        The Additional Notes. \l3i) Pursuant to Section 2.14 of the Base Indenture, the Company hereby creates $75,000,000 aggregate principal amount of its 6.75% Senior Notes due 2020. These March 2014 Additional Notes shall constitute a single series with the Company’s Outstanding Notes issued on March 20, 2013 and November 15, 2013 (the “Existing Notes”), to which the March 2014 Additional Notes are identical in all terms and conditions except as to the issue date, the amount of interest payable on the first Interest Payment Date therefore and issue price as permitted under Section 2.14(a) of the Base Indenture and except with respect to the use of a separate CUSIP in respect of the Regulation S Temporary Global Note for compliance with the Distribution Compliance Period as further permitted by Section 2.14(a) of the Base Indenture. Interest on the March 2014 Additional Notes shall accrue from April 1, 2014. The first interest payment date of the March 2014 Additional Notes shall be October 1, 2014. All March 2014 Additional Notes issued under the Indenture will, when issued, be considered Notes for all purposes thereunder and will be subject to and take the benefit of all of the terms, conditions and provisions of the Indenture. The March 2014 Additional Notes shall be issued in global form in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof in substantially the form of Exhibit A hereto. The terms and provisions of the March 2014 Additional Notes set forth in Exhibit A hereto shall constitute and are expressly made a part of this Supplemental Indenture.

Section 2.2.        Execution and Authentication of the Additional Notes. The Trustee shall, upon receipt of and in accordance with a Company Order pursuant to Section 2.2 of the Base Indenture, authenticate and deliver the March 2014 Additional Notes in the aggregate principal amount of $75,000,000.

Article III

MISCELLANEOUS

Section 3.1.        Ratification of Indenture; Fifth Supplemental Indenture Part of Indenture. Except as expressly supplemented hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Fifth Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Fifth Supplemental Indenture. The recitals and statements herein are deemed to be those of the Company and the Note Guarantors and not those of the Trustee, and the Trustee assumes no responsibility for their correctness.

Section 3.2.        Governing Law, Etc. This Fifth Supplemental Indenture shall be governed by the provisions set forth in Section 11.7 of the Base Indenture, mutatis mutandis.

Section 3.3.        Severability. In case any provision in this Fifth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

Section 3.4.        Duplicate and Counterpart Originals. The parties may sign any number of copies of this Fifth Supplemental Indenture. One signed copy is enough to prove this Fifth Supplemental Indenture. This Fifth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be an original, but all of them together represent the same agreement.

Section 3.5.        Headings. The headings of the Articles and Sections in this Fifth Supplemental Indenture have been inserted for convenience of reference only, are not intended to be considered as a part hereof and shall not modify or restrict any of the terms or provisions hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Fifth Supplemental Indenture to be duly executed as of the date first written above.

MDC PARTNERS INC.,
as the Company

By:
Name: Mitchell Gendel
Title: General Counsel & Corporate Secretary

Guarantors:

6DEGREES INTEGRATED COMMUNICATIONS CORP.,

an Ontario corporation

72 AND SUNNY PARTNERS LLC,

a Delaware limited liability company

ACCENT MARKETING SERVICES, L.L.C.,

a Delaware limited liability company

ACCUMARK PARTNERS INC.,

an Ontario corporation

ALLISON & PARTNERS LLC,

a Delaware limited liability company

ANOMALY Inc.,

an Ontario corporation

ANOMALY PARTNERS LLC,

a Delaware limited liability company

ATTENTION PARTNERS LLC,

a Delaware limited liability company

BOOM MARKETING INC.,

an Ontario corporation

BRUCE MAU DESIGN INC.,

an Ontario corporation

BRUCE MAU DESIGN (USA) LLC,

a Delaware limited liability company

BRUCE MAU HOLDINGS LTD.,

an Ontario corporation

BRYAN MILLS IRADESSO CORP.,

an Ontario corporation

CAPITAL C PARTNERS GP INC.,

an Ontario corporation

CAPITAL C PARTNERS LP,

an Ontario limited partnership
By: Capital C Partners GP Inc.
Its general partner

COLLE & MCVOY LLC,

a Delaware limited liability company

CONCENTRIC PARTNERS LLC,

a Delaware limited liability company

CRISPIN PORTER & BOGUSKY LLC,

a Delaware limited liability company

CRISPIN PORTER & BOGUSKY EUROPE AB,

a Swedish corporation

DONER PARTNERS LLC,

a Delaware limited liability company

DOTGLU LLC,

a Delaware limited liability company

HELLO DESIGN, LLC,

a California limited liability company

HL GROUP PARTNERS LLC,

a Delaware limited liability company

INTEGRATED MEDIA SOLUTIONS PARTNERS LLC,

a Delaware limited liability company

KBP HOLDINGS LLC,

a Delaware limited liability company

KBS+P ATLANTA LLC,

a Delaware limited liability company

KBS+P CANADA LP KBS+P CANADA SEC,

an Ontario limited partnership

By: MDC Canada GP Inc.
Its general partner

KENNA COMMUNICATIONS GP INC.,

an Ontario corporation

KENNA COMMUNICATIONS LP,

an Ontario limited partnership

By: Kenna Communications GP Inc.
Its general partner

KINGSDALE PARTNERS LP,

an Ontario limited partnership

By: MDC Kingsdale GP Inc.
Its general partner

KIRSHENBAUM BOND SENECAL & PARTNERS LLC,

a Delaware limited liability company

KIRSHENBAUM BOND & PARTNERS WEST LLC,

a Delaware limited liability company

KWITTKEN PR LLC,

a Delaware limited liability company

LBN PARTNERS LLC,

a Delaware limited liability company

LAIRD + PARTNERS NEW YORK LLC,

a Delaware limited liability company

LUNTZ GLOBAL PARTNERS LLC,

a Delaware limited liability company

MAXXCOM GLOBAL MEDIA LLC,

a Delaware limited liability company

MAXXCOM (USA) FINANCE COMPANY,

a Delaware corporation

MAXXCOM (USA) HOLDINGS INC.,

a Delaware corporation

MAXXCOM INC.,

a Delaware corporation

MDC ACQUISITION INC.,

a Delaware corporation

MDC CANADA GP INC.,

a corporation incorporated under the laws of Canada

MDC CORPORATE (US) INC.,

a Delaware Corporation

MDC INNOVATION PARTNERS LLC,

a Delaware limited liability company

MDC Kingsdale GP Inc.

a corporation incorporated under the Province of Ontario

MDC TRAVEL, INC.,

a Delaware corporation

[continues on next page]

[Signature Page to Supplemental Indenture]

MONO ADVERTISING, LLC,

a Delaware limited liability company

NEW TEAM LLC,

a Delaware limited liability company

NORTHSTAR MANAGEMENT HOLDCO INC.,

an Ontario corporation

NORTHSTAR RESEARCH GP LLC,

a Delaware limited liability company

NORTHSTAR RESEARCH HOLDINGS CANADA INC.,

an Ontario corporation

NORTHSTAR RESEARCH HOLDINGS USA LP,

a Delaware limited partnership

NORTHSTAR RESEARCH PARTNERS INC.,

an Ontario corporation

NORTHSTAR RESEARCH PARTNERS (USA) LLC,

a Delaware limited liability company

OUTERACTIVE, LLC,

a Delaware limited liability company

PULSE MARKETING, LLC,

a Delaware limited liability company

REDSCOUT LLC,

a Delaware limited liability company

RELEVENT PARTNERS LLC,

a Delaware limited liability company

RJ PALMER PARTNERS LLC,

a Delaware limited liability company

SKINNY NYC LLC,

a Delaware limited liability company

SLOANE & COMPANY LLC,

a Delaware limited liability company

SOURCE MARKETING LLC,

a New York limited liability company

STUDIO PICA INC.,

a federal company organized under the laws of Canada

TARGETCAST LLC,

a Delaware limited liability company

TARGETCOM, LLC,

a Delaware limited liability company

TC ACQUISITION INC.,

a Delaware corporation

THE ARSENAL LLC,

a Delaware limited liability company

TRACK 21 LLC,

a Delaware limited liability company

TRADE X PARTNERS LLC,

a Delaware limited liability company

UNION ADVERTISING CANADA LP,

an Ontario limited partnership

By: MDC Canada GP Inc.
Its general partner

VARICK MEDIA MANAGEMENT LLC,

a Delaware limited liability company

VERITAS COMMUNICATIONS INC.,

an Ontario corporation

VITRO PARTNERS LLC,

a Delaware limited liability company

VITROROBERTSON LLC,

a Delaware limited liability company

X CONNECTIONS INC.,

an Ontario corporation

YAMAMOTO MOSS MACKENZIE, INC.,

a Delaware corporation

ZYMAN GROUP, LLC,

a Delaware limited liability company

[continues on next page]

[Signature Page to Supplemental Indenture]

On behalf of each of the Note Guarantors

By:
Name: Mitchell Gendel
Title: Authorized Signatory

[Signature Page to Supplemental Indenture]

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name: [•]
Title: [Vice President]

[Signature Page to Supplemental Indenture]

Exhibit A

[Include the following legend for Global Notes only:

THIS IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

[Include the following legend on all Notes that are Restricted Notes:

The sale of this Note has not been registered under the United States Securities Act of 1933, as amended (the ‘‘Securities Act’’), and accordingly, this Note may not be offered or sold except as set forth in the following sentence. By its acquisition hereof, the holder agrees that (1) it will not within the later of (x) one year after the last date of original issuance of the Notes, and (y) 90 days after it ceases to be an affiliate (within the meaning of Rule 144 under the Securities Act) of the issuer, offer, resell, pledge or otherwise transfer the Note evidenced hereby, except (a) to the issuer; (b) under a registration statement that has been declared effective under the Securities Act; (c) to a person the seller reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A under the Securities Act) that is purchasing for its own account or for the account of another Qualified Institutional Buyer and to whom notice is given that the transfer is being made in reliance on Rule 144A, all in compliance with Rule 144A; (d) in an offshore transaction complying with Rule 903 or Rule 904 of Regulation S; or (e) under any other available exemption from the registration requirements of the Securities Act; (2) it will comply with all applicable securities laws of the states of the United States and other jurisdictions; and (3) it will, prior to any transfer of this Note pursuant to clause (E) within the later of (x) one year after the last date of original issuance of the Notes and (y) 90 days after it ceases to be an affiliate (within the meaning of Rule 144 under the Securities Act) of the issuer, furnish to the trustee and the issuer such certifications, legal opinions or other information as they may require pursuant to the indenture and may rely upon to confirm that such transfer is being made pursuant to such other available exemption from the registration requirements of the Securities Act. In any event, no affiliate of the issuer may purchase or sell these Notes prior to the date that is one year after the last date of original issuance of the Notes. The restrictions set forth in this legend shall cease to have effect one year after the last date of original issuance of the Notes, provided that all holders after such date shall continue to be required to transfer Notes in conformity with the requirements of applicable securities laws.]

Exhibit A-1

UNLESS PERMITTED UNDER CANADIAN SECURITIES LAWS, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY IN OR TO A PERSON IN ANY PROVINCE OR TERRITORY OF CANADA BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DATE OF THE ISSUANCE OF THIS SECURITY.

[Include the following legend on all Regulation S Temporary Global Notes:

THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, DELIVERED OR EXCHANGED FOR AN INTEREST IN A PERMANENT GLOBAL NOTE OR OTHER NOTE EXCEPT UPON DELIVERY OF THE CERTIFICATIONS SPECIFIED IN THE INDENTURE.]

Exhibit A-2

FORM OF FACE OF NOTE

6.75% Senior Notes due 2020

No. [___]	Principal Amount $[______________]

[If the Note is a Global Note include the following two lines:

as revised by the Schedule of Increases and
Decreases in Global Note attached hereto]

CUSIP NO. ____________

ISIN NO. ____________

MDC Partners Inc., a corporation continued under the laws of Canada (together with its successors and assigns, the “Company”) promises to pay to ___________________, or registered assigns, the principal sum of __________________ United States Dollars [If the Note is a Global Note, add the following, as revised by the Schedule of Increases and Decreases in Global Note attached hereto], on April 1, 2020.

Interest Payment Dates:	April 1 and October 1, commencing on October 1, 2014
Record Dates:	March 15 and September 15

Exhibit A-3

Additional provisions of this Note are set forth on the other side of this Note.

MDC PARTNERS INC.

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF
  AUTHENTICATION

This is one of the Notes referred to in the

within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:	______________________	Date: _____________________
Authorized Signatory

Exhibit A-4

FORM OF REVERSE SIDE OF NOTE

6.75% Senior Notes due 2020

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.	Interest

MDC Partners Inc., a corporation continued under the laws of Canada (together with its successors and assigns, the “Company”) promises to pay interest on the principal amount of this Note at the rate per annum shown above.

The Company will pay interest semiannually in arrears on each Interest Payment Date of each year commencing October 1, 2014; provided that if any such Interest Payment Date is not a Business Day, then such payment shall be made on the next succeeding Business Day. Interest on the Notes will accrue from, and including, the most recent date to which interest has been paid on the Notes or, if no interest has been paid, from, and including, April 1, 2014. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (“Defaulted Interest”), without regard to any applicable grace period, at the then applicable rate on the Notes. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

All payments made by the Company in respect of the Notes will be made free and clear of and without deduction or withholding for or on account of any Taxes imposed or levied by or on behalf of any Taxing Authority, unless such withholding or deduction is required by law or by the interpretation or administration thereof. In that event, the Company will pay to each Holder of the Notes Additional Amounts as provided in the Indenture subject to the limitations set forth in the Indenture.

2.	Method of Payment

By at least 10:00 a.m., New York City time, on the date on which any principal of or interest on any Note is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such principal and/or interest. The Company will pay interest (except Defaulted Interest) on the applicable Interest Payment Date to the Persons who are registered Holders of Notes at the close of business on the Record Date preceding the Interest Payment Date even if Notes are canceled, repurchased or redeemed after the Record Date and on or before the relevant Interest Payment Date, except as provided in Section 2.13 of the Base Indenture (as defined below) with respect to Defaulted Interest. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest in U.S. Legal Tender.

Exhibit A-5

Payments in respect of Notes represented by a Global Note (including principal and interest) will be made by the transfer of immediately available funds to the accounts specified by DTC. The Company will make all payments in respect of a Certificated Note (including principal and interest) by mailing a check to the registered address of each registered Holder thereof as set forth in the Note Register; provided, however, that payments on the Notes may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Notes, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.	Paying Agent and Registrar

Initially, The Bank of New York Mellon, the Trustee under the Indenture, will act as Trustee, Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-Registrar without notice to any Holder. The Company, any Note Guarantor or any of their Affiliates may act as Paying Agent, Registrar or co-Registrar.

4.	Indenture

The Company issued the Notes under an Indenture, dated as of March 20, 2013 (the “Base Indenture”) (as supplemented by the First Supplemental Indenture dated as of June 21, 2013, the Second Supplemental Indenture dated as of November 6, 2013, the Third Supplemental Indenture dated as of November 15, 2013, the Fourth Supplemental Indenture dated as of March 17, 2014, the Fifth Supplemental Indenture dated as of March [•], 2014, together and as may be further amended or supplemented from time to time in accordance with the terms thereof, the “Indenture”), among the Company, the Note Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the TIA. The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms. Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Indenture, as amended or supplemented from time to time.

The Notes are general unsecured obligations of the Company of which $75,000,000 in aggregate principal amount will be issued on April [•], 2014 as Additional Notes, in addition to the $550,000,000 in aggregate principal amount issued on March 20, 2013 and the $110,000,000 in aggregate principal amount issued on November 15, 2013. Subject to the conditions set forth in the Indenture and without the consent of the Holders, the Company may issue Additional Notes. All Notes will be treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on, among other things, the ability of the Company and its Restricted Subsidiaries to: Incur Indebtedness, make Restricted Payments, create Liens, make Asset Sales, designate Unrestricted Subsidiaries, enter into transactions with Affiliates, enter into Sale and Leaseback Transactions, or consolidate or merge or transfer or convey all or substantially all of the Company’s and its Restricted Subsidiaries’ assets.

To guarantee the due and punctual payment of the principal of, premium and interest on the Notes and all other amounts payable by the Company under the Indenture and the Notes when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Notes and the Indenture, the Note Guarantors have unconditionally guaranteed (and each of the existing and future Restricted Subsidiaries that Guarantee or are co-borrowers under or grant Liens to secure the Bank Credit Facility will unconditionally guarantee), jointly and severally, such obligations pursuant to the terms of the Indenture. Each Note Guarantee will be subject to release as provided in the Indenture.

Exhibit A-6

The obligations of each Note Guarantor in respect of its Note Guarantee will be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Note Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Note Guarantor in respect of the obligations of such other Note Guarantor under its Note Guarantee or pursuant to its contribution obligations under this Indenture, result in the obligations of such Note Guarantor under its Note Guarantee not constituting a fraudulent conveyance, fraudulent transfer or similar illegal transfer under federal or state law or the law of the jurisdiction of formation or incorporation of such Note Guarantor.

5.	Optional Redemption

(a)        Optional Redemption. Except as stated below, the Company may not redeem the Notes prior to April 1, 2016. The Company may, at its option without the prior agreement of Holders, redeem the Notes, in whole at any time or in part from time to time, on and after April 1, 2016, at the following redemption prices, expressed as percentages of the principal amount thereof, if redeemed during the twelve-month period commencing on April 1 of any year set forth below:

Year	Percentage
2016	103.375%
2017	101.688%
2018 and thereafter	100.000%

(b)        Make-Whole Redemption. At any time prior to April 1, 2016, the Company may, at its option without the prior agreement of Holders, redeem all or part of the Notes upon not less than 30 nor more than 60 days’ prior notice at a redemption price equal to the sum of (i) 100% of the principal amount thereof plus (ii) the Applicable Premium as of the date of redemption.

“Applicable Premium” means, with respect to a Note at any date of redemption, the greater of (i) 1.0% of the principal amount of such Note and (ii) the excess, if any, of (A) the present value at such date of redemption of (1) the redemption price of such Note on April 1, 2016 (such redemption price being described under this Section 5) plus (2) all remaining required interest payments due on such Note through April 1, 2016 (excluding accrued but unpaid interest to the date of redemption), computed using a discount rate equal to the Treasury Rate plus 50 basis points, over (B) the then-Outstanding principal amount of such Note.

“Treasury Rate” means, as of any redemption date, the yield to maturity as of such redemption date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the redemption date to April 1, 2016; provided, however, that if the period from the redemption date to April 1, 2016 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used.

Exhibit A-7

(c)        Optional Redemption upon Equity Offerings. At any time, or from time to time, on or prior to April 1, 2016, the Company may, at its option without the prior agreement of Holders, use the net cash proceeds of one or more Equity Offerings to redeem in the aggregate up to 35% of the aggregate principal amount of the Notes issued under the Indenture (calculated after giving effect to any issuance of Additional Notes) at a redemption price equal to 106.750% of the principal amount thereof; provided that:

(1)        after giving effect to any such redemption at least 65% of the aggregate principal amount of the Notes issued under the Indenture remains outstanding; and

(2)        the Company will make such redemption not more than 90 days after the consummation of such Equity Offering.

Notice of a redemption upon any Equity Offering may be given prior to the redemption thereof, and any such redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of the related Equity Offering.

(d)        Optional Redemption for Changes in Withholding Taxes. The Company may at any time, at its option without the prior agreement of Holders, redeem, in whole but not in part, the outstanding Notes at a redemption price of 100% of the principal amount thereof if it has become or would become obligated to pay any Additional Amounts (as defined in the Indenture) or any Reimbursement Payments (as defined in the Indenture) in respect of the Notes as a result of:

(1)        any change in or amendment to the laws (or regulations promulgated thereunder, rulings, technical interpretations, interpretation bulletins or information circulars) of any Taxing Authority (as defined in the Indenture); or

(2)        any change in or amendment to any official position regarding the application, administration or interpretation of such laws, regulations, rulings, technical interpretations, interpretation bulletins or information circulars (including a holding, judgment or order by a court of competent jurisdiction), which change or amendment is announced or is effective on or after the Issue Date (without regard to whether any Note Guarantor is or has been making any payments under the Notes prior to, at or after the time such change or amendment is announced or effective).

It shall be a condition to the Company’s right to redeem the Notes pursuant to the provisions set forth in the immediately preceding paragraph that, prior to giving any notice of redemption of the Notes, the Company shall have delivered to the Trustee (a) an Officers’ Certificate stating that the Company has determined in its reasonable judgment that the obligation to pay such Additional Amounts or Reimbursement Payments cannot be avoided by the Company taking reasonable measures available to it and (b) an Opinion of Counsel that the circumstances described in the immediately preceding paragraph exist. No such notice of redemption may be given more than 90 days before or more than 365 days after the Company first becomes liable (or, if later, the earlier of the date on which it first becomes aware of its liability or the date on which it reasonably should have become aware of its liability) to pay any Additional Amounts or Reimbursement Payments as a result of a change or amendment described above.

Exhibit A-8

(e)        Optional Redemption Procedures. In the case of any partial redemption, selection of the Notes for redemption will be made in accordance with Article V of the Base Indenture. On and after the redemption date, interest will cease to accrue on Notes or portions thereof called for redemption as long as the Company has deposited with the Paying Agent funds in satisfaction of the applicable redemption price, together with any accrued and unpaid interest, pursuant to the Indenture. Any redemption notice may, at the Company’s discretion, be subject to one or more conditions precedent, including completion of an Equity Offering or other corporate transaction.

6.        Mandatory Repurchase Provisions

(a)        Change Of Control Offer. Upon the occurrence of a Change of Control, each Holder of Notes will have the right to require that the Company purchase all or a portion (equal to $2,000 or an integral multiple of $1,000 in excess thereof (provided that the unpurchased portion will be in a denomination of at least $2,000)) of the Holder’s Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest thereon through the date of purchase; provided that the Company will not be required to purchase Notes upon the occurrence of a Change of Control in the event that it has exercised its right to redeem all of the Notes in accordance with Section 5 hereof or if a third party makes the Change of Control Offer subject to the conditions set forth in the Indenture. Within 30 days following the date upon which the Change of Control occurred, the Company must make a Change of Control Offer pursuant to a Change of Control Notice. As more fully described in the Indenture, the Change of Control Notice shall state, among other things, the Change of Control Payment Date, which must be no earlier than 30 days nor later than 60 days from the date the notice is mailed, other than as may be required by applicable law.

(b)        Asset Sale Offer. The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries to make Asset Sales. In the event the proceeds from a permitted Asset Sale exceed certain amounts and are not applied as specified in the Indenture, the Company will be required to make an Asset Sale Offer to purchase to the extent of such remaining proceeds each Holder’s Notes together with holders of certain other Indebtedness at 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the Asset Sale Offer Payment Date, as more fully set forth in the Indenture.

[Insert for Certificated Notes:

Exhibit A-9

(c)        In the event of repurchase of the Note pursuant to a Change of Control Offer or Asset Sale Offer in part only, a new Note or Notes for the unpurchased portion will be issued in the name of the Holder hereof upon cancellation hereof.]

8.        Denominations; Transfer; Exchange

The Notes are in fully registered form without coupons, and only in denominations of principal amount of $2,000 and any integral multiple of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar shall not be required to register the transfer or exchange of (i) (x) any Note for a period beginning: (1) 15 days before the mailing of a notice of an offer to repurchase or redeem Notes and ending at the close of business on the day of such mailing or (2) 15 days before an Interest Payment Date and ending on such Interest Payment Date and (y) any Note selected for repurchase or redemption, except the unrepurchased or unredeemed portion thereof, if any.

9.        Persons Deemed Owners

[for Certificated Notes, include the following:

Prior to due presentment of this Note for registration or transfer, the Company, the Note Guarantors, the Trustee, and any agent of the Company, the Note Guarantors or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Note Guarantors, the Trustee or any such agent shall be affected by notice to the contrary.]

[for Global Notes, include the following:

The registered Holder of this Note may be treated as the owner of it for all purposes.]

10.        Unclaimed Money

If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

11.        Discharge Prior to Redemption or Maturity

Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations for the payment of principal of and interest on the Notes to redemption or maturity, as the case may be.

Exhibit A-10

12.        Amendment, Waiver

Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended or supplemented with the written consent of the Holders of at least a majority in principal amount of the then Outstanding Notes and (ii) any default (other than with respect to nonpayment or in respect of a provision that cannot be amended or supplemented without the written consent of each Holder affected) or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the then Outstanding Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency, or to comply with Article IV of the Base Indenture, or to provide for uncertificated Notes in addition to or in place of Certificated Notes, or to add Note Guarantees with respect to the Notes or to secure the Notes, or to add additional covenants of the Company or the Note Guarantors for the benefit of the Holders or surrender rights and powers conferred on the Company or the Note Guarantors, or to make any change that does not adversely affect the rights of any Holder in any material respect, or to provide for the issuance of Additional Notes, or to conform the text of the Indenture, Note Guarantees or the Notes to any provision of the “Description of Notes” section of the Offering Circular to the extent that such provision in such “Description of Notes” section was intended to be a verbatim recitation of a provision of the Indenture, the Note Guarantees or the Notes, or to make any amendment to the provisions of the Indenture relating to the transfer and legending of Notes as permitted by the Indenture, including, without limitation, to facilitate the issuance and administration of the Notes; provided, however, that (i) compliance with the Indenture as so amended would not result in Notes being transferred in violation of the Securities Act or any applicable securities laws and (ii) such amendment does not materially and adversely affect the rights of Holders to transfer Notes.

13.        Defaults and Remedies

If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of Outstanding Notes may declare all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default, which will result in the Notes being due and payable immediately upon the occurrence of such Events of Default.

Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives indemnity satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal or interest) if it determines that withholding notice is in their interest.

14.        Trustee Dealings with the Company and the Note Guarantors

Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company, any Note Guarantor or their Affiliates and may otherwise deal with the Company, any Note Guarantor or their Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-Registrar may do the same with like rights.

Exhibit A-11

15.        No Recourse Against Others

An incorporator, director, officer, employee, stockholder or controlling Person, as such, of the Company or any Note Guarantor will not have any liability for any obligations of the Company or any Note Guarantor under the Notes (including the Note Guarantees) or this Indenture or for any claims based on, in respect of, or by reason of, such obligations or their creation. By accepting a Note, each Holder waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

16.        Authentication

This Note shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent) manually signs the certificate of authentication on the other side of this Note.

17.        Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian) and U/G/M/A (= Uniform Gift to Minors Act).

18.        CUSIP or ISIN Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP, ISIN or other similar numbers to be printed on the Notes and has directed the Trustee to use CUSIP, ISIN or other similar numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19.        Governing Law

This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

20.        Currency of Account; Conversion of Currency.

U.S. Legal Tender is the sole currency of account and payment for all sums payable by the Company and the Note Guarantors under or in connection with the Notes or the Indenture, including damages. The Company and the Note Guarantors will indemnify the Holders as provided in respect of the conversion of currency relating to the Notes and the Indenture.

Exhibit A-12

21.        Agent for Service; Submission to Jurisdiction; Waiver of Immunities.

The Company and the Note Guarantors have agreed that any suit, action or proceeding against the Company brought by any Holder or the Trustee arising out of or based upon the Indenture or the Notes may be instituted in any state or federal court in the Borough of Manhattan, New York City, New York. The Company and the Note Guarantors have irrevocably submitted to the non-exclusive jurisdiction of such courts for such purpose and waived, to the fullest extent permitted by law, trial by jury and any objection they may now or hereafter have to the laying of venue of any such proceeding, and any claim they may now or hereafter have that any proceeding in any such court is brought in an inconvenient forum. The Company and the Note Guarantors have appointed Corporation Service Company as each of their authorized agent upon whom all writs, process and summonses may be served in any suit, action or proceeding arising out of or based upon the Indenture or the Notes which may be instituted in any federal or state court in the Borough of Manhattan, New York City. To the extent that any of the Company and the Note Guarantors has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, each of the Company and the Note Guarantors has irrevocably waived and agreed not to plead or claim such immunity in respect of their obligations under the Indenture or the Notes.

The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Note in larger type. Requests may be made to:

c/o MDC Partners Inc.

745 Fifth Avenue, 19th Floor

New York, NY 10151

Attention:   General Counsel

Telephone: (646) 429-1803

Facsimile:    (212) 937-4365

Exhibit A-13

[Include for Certificated Notes only:

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

______________________________________________

(Print or type assignee’s name, address and zip code)

______________________________________________

(Insert assignee’s Social Security or Tax I.D. No.)

and irrevocably appoint _________________________ as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:____________________	Your Signature:_______________________

Signature Guarantee:__________________________________
(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Exchange Act Rule 17Ad-15.]

Exhibit A-14

[To be attached to Global Notes only:

SCHEDULE A

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

] Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Note Custodian

Exhibit A-15

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 3.12 or 3.21 of the Indenture, check either box:

☐	☐
Section 3.12	Section 3.21

If you want to elect to have only part of this Note purchased by the Company pursuant to Section 3.12 or 3.21 of the Indenture, state the principal amount (which must equal to $2,000 or an integral multiple of $1,000 in excess of $2,000) that you want to have purchased by the Company: $_________________

Date: __________	Your Signature ____________________________
(Sign exactly as your name appears on the
other side of the Note)

Signature Guarantee:	_______________________________________
(Signature must be guaranteed)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Exchange Act Rule 17Ad-15.

Exhibit A-16